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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 20, 2001

                                  Hadron, Inc.

             (Exact name of registrant as specified in its charter)


                    New York                                      0-5404                               11-2120726
-----------------------------------------------          ------------------------          ---------------------------------
 (State or other jurisdiction of incorporation)          (Commission File Number)          (IRS Employer Identification No.)


 5904 Richmond Highway, Suite 300, Alexandria, VA                 22309
--------------------------------------------------            --------------
    (Address of principal executive offices)                    (Zip Code)


                                 (703) 329-9400
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
-------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item 5.  Other Events.

         Hadron, Inc. (OTC:BB:HDRN) issued a press release on December 20, 2001 regarding the research and development strategies being pursued by its Advanced Biosystems, Inc. subsidiary. A copy of the press release is attached as an exhibit.

Item 7.  Financial Statements and Exhibits

         (c) Press Release dated December 20, 2001 is included herein as
             Exhibit 99.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                HADRON, INC.

Date:  December 20, 2001                        By: /s/ Sterling Phillips
                                                    ----------------------------
                                                    Sterling Phillips
                                                    Chief Executive Officer

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                                INDEX TO EXHIBITS


Exhibit No.         Exhibit
-----------         -------
       99           Press Release dated December 20, 2001